UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2008

Gilead Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-574-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of a Director

At a meeting held on July 30, 2008, the board of directors (the Board) of Gilead Sciences, Inc. (the Company) elected Richard J. Whitley, MD to the Board effective July 30, 2008. Dr. Whitley will serve on the Board’s Scientific Committee. The Company does not currently have any information to disclose regarding Dr. Whitley with respect to Item 404(a) of Regulation S-K. If any such information becomes available, the Company will file an amendment to this Form 8-K under this Item 5.02 disclosing such information within four business days. No arrangement or understanding exists between Dr. Whitley and any other person or persons pursuant to which he was elected as a director.

Prior to his appointment to the Board, Dr. Whitley had served on the Company’s Scientific Advisory Board since 2003. As of the date of his appointment, Dr. Whitley will continue to serve on the Company’s Scientific Advisory Board, but will no longer be compensated for his services to the Company in such capacity.

Dr. Whitley will be compensated for his service on the Board as follows: (1) a grant of options to purchase 30,000 shares of common stock of the Company under the Company’s 2004 Equity Incentive Plan consistent with the Company’s compensation practices for non-employee directors and (2) a prorated annual cash retainer in the amount of $55,232.88 for his service on the Board, all or a portion of which Dr. Whitley may elect to receive in the form of phantom shares under the Company’s 2005 Deferred Compensation Plan. The description of the Company’s 2004 Equity Incentive Plan and compensation practices for non-employee directors contained in the Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on March 20, 2008 pursuant to Regulation 14A in connection with the Company’s 2008 Annual Meeting of Stockholders is incorporated herein by reference. The terms of the 2005 Deferred Compensation Plan, as amended and restated, attached as an exhibit to the Annual Report on Form 10-K filed with the SEC on February 27, 2008 are incorporated herein by reference.

A copy of the Company’s press release announcing Dr. Whitley’s election to the Board is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit
Number Description
99.1 Press Release, issued by Gilead Sciences, Inc. on July 31, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilead Sciences, Inc.

August 5, 2008	By:	/s/ John F. Milligan, Ph.D.

Name: John F. Milligan, Ph.D.
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on July 31, 2008